Exhibit 99.1

Greenidge Generation Announces Leadership Transition, Board Changes and Selected Preliminary Financial and Operating Results for Third Quarter 2022

Leadership Transition

•	Jeffrey Kirt to resign from his roles as CEO and Director, effective October 7, 2022

•	David Anderson appointed as CEO and Director, effective October 8, 2022

•	Scott MacKenzie appointed as Chief Strategy Officer, effective October 8, 2022

Third Quarter 2022 Highlights

•	Expects Revenue of approximately $29 million for the third quarter of 2022

•	Expects GAAP net loss in a range of approximately $(22) million to $(20) million for the quarter

•	Expects Adjusted EBITDA of approximately $(3) million to approximately $(1) million for the quarter

•	Expects LTM Adjusted EBITDA of $28 million to $30 million

•	Produced approximately 866 bitcoin during the third quarter, of which approximately 278 were produced in September 2022

•	Power plant uptime of 100.0% in third quarter, 99.9% YTD, and 98.4% LTM, including downtime for scheduled maintenance outages

•	Mining capacity of approximately 2.4 EH/s from approximately 24,500 miners in service as of September 30, 2022

•	Approximately $39 million in cash and fair value of cryptocurrency holdings at September 30, 2022.

Adjusted EBITDA and last twelve months (“LTM”) Adjusted EBITDA are non-GAAP measures. See the tables attached to this press release for a reconciliation from GAAP to non-GAAP measures and “Use of Non-GAAP Information” below for more details.

Fairfield, Conn. – October 7, 2022 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge”), a vertically integrated cryptocurrency datacenter and power generation company, today announced its Board of Directors appointed David Anderson to the position of Chief Executive Officer and Scott MacKenzie to the position of Chief Strategy Officer, each effective starting October 8, 2022. Upon assuming the role, Mr. Anderson will also join Greenidge’s Board of Directors. As a material inducement to their employment with Greenidge, each of Messrs. Anderson and MacKenzie will receive an equity award that aligns Messrs. Anderson and MacKenzie with Greenidge’s stockholders by making a meaningful portion of their compensation tied to the upward trajectory of Greenidge’s stock price. These grants are made in accordance with Nasdaq Listing Rules as described below. Greenidge also announced the mutual agreement between Greenidge and Jeffrey Kirt, Greenidge’s current CEO, that Mr. Kirt will resign from his roles as CEO and Director, effective as of the end of the day October 7, 2022. Mr. Kirt will remain a consultant to Greenidge during a transition period and continue in his role as a senior advisor to Atlas Holdings LLC.

“Over the past 18 months, our team at Greenidge Generation has taken several significant steps to become a leading vertically integrated cryptocurrency datacenter and environmentally-sound power generation company, and I am extremely proud of our work,” said Jeffrey Kirt. “We’ve become a public company, strengthened our management team and workforce, significantly improved our fleet efficiency, expanded our geographic footprint and identified several new opportunities for strategic growth. I am pleased to pass the baton now to Dave and Scott, whose extensive experience in successfully running and improving commodities businesses, executing capital projects and delivering reliable, low-cost power generation will serve Greenidge well.”

Tim Fazio, Chairman of the Board, commented, “the entire Board of Greenidge thanks Jeff for his steady leadership during his tenure as our CEO. We are extremely fortunate to have Dave and Scott join Greenidge, and partner with our President, Dale Irwin, and our entire team as we work to navigate these exciting and challenging times for the cryptocurrency and power generation industries. Greenidge is a unique success story, particularly given the broader current market headwinds. We look forward to working with Dave, Scott and Dale to lead the business in the months and years to come.”

About David Anderson

David Anderson is a well-respected business leader with a demonstrated track record of business growth and value generation. Since January 2020, Mr. Anderson has served as the President and Chief Executive Officer of Millar Western Forest Products, a privately held, integrated forest products company based in Alberta, Canada. Prior to being appointed President and CEO of Millar Western, Mr. Anderson spent 14 years with Millar Western in various roles, including as its Chief Operating Officer and Chief Financial Officer, during which time he garnered extensive experience in all aspects of the business, from product marketing and development through finance to the executive management of operations. Mr. Anderson also serves as a member of Millar Western’s board of directors. Mr. Anderson earned a Bachelor of Science in Forestry and a Master of Business Administration from the University of Alberta and has been a CFA charterholder since 2016.

About Scott MacKenzie

Scott MacKenzie is an experienced leader with extensive mergers and acquisitions, business development and strategic planning experience. Mr. Mackenzie has served as the Vice President, Corporate Development for Millar Western since June 2019. From June 2016 to June 2019, Mr. MacKenzie was the Director, Corporate Development and Strategic Planning at Stuart Olson Inc., one of the largest construction services companies in Canada. Prior to joining Stuart Olson, Mr. MacKenzie held various senior management roles with the ATCO Group, an engineering and logistics company listed on the Toronto Stock Exchange. Mr. MacKenzie earned a Bachelor of Engineering from Lakehead University and a Master of Business Administration with a focus in finance and international business from the University of Alberta.

Grant of Employment Inducement Awards

As an inducement for Messrs. Anderson and MacKenzie to enter into employment with Greenidge, in accordance with Nasdaq Listing Rule 5635(c)(4), Greenidge’s Compensation Committee approved grants of stock options (“Options”) to each of Messrs. Anderson and MacKenzie. The Options granted to Mr. Anderson are exercisable for 1,852,812 shares of Greenidge’s Class A common stock (“Shares”) and the Options granted to Mr. MacKenzie are exercisable for 1,224,030 Shares. The options will be granted on October 10, 2022 and will have an exercise price equal to the closing price of a Share on the grant date. The Options will vest in equal annual installments on each of the first, second and third anniversaries of the grant date, subject to Messrs. Anderson’s and MacKenzie’s continued service through the applicable vesting dates, respectively. Neither Mr. Anderson nor Mr. MacKenzie will receive any shares or options to purchase shares of Greenidge’s Class B common stock in connection with their offer of employment. Upon exercise, the Options would be dilutive of both Class A and Class B common stock.

Selected Preliminary Financial and Operating Results for Third Quarter 2022

Greenidge today also announced selected preliminary financial and operating results for the third quarter of 2022.

For the three months ended September 30, 2022, Greenidge expects to report revenue of approximately $29 million, net loss in a range of approximately $(22) million to approximately $(20) million and Adjusted EBITDA in a range of approximately $(3) million to approximately $(1) million. Cryptocurrency datacenter revenue is expected to be approximately $18 million, Power and capacity revenue is expected to be approximately $4 million and Services and other revenue is expected to be approximately $7 million for the third quarter of 2022. Greenidge produced approximately 866 bitcoin during the third quarter of 2022 and had approximately 24,500 miners in service with approximately 2.4 EH/s of combined capacity as of September 30, 2022. Greenidge expects to report Adjusted EBITDA for the twelve months ended September 30, 2022, in a range of approximately $28 million to approximately $30 million.

Greenidge ended the quarter with approximately $39 million of cash and fair value of crypto currency holdings, of which less than $1 million was cryptocurrency holdings, and approximately $170 million of debt, net of debt issue costs.

The power plant located at Greenidge’s facility in Dresden, New York was offline zero hours during the third quarter of 2022, representing an uptime of 100.0% for the quarter and 99.9% for the nine months ended September 30, 2022. Offline hours include hours the plant is offline for scheduled maintenance. The plant’s maintenance schedule currently has approximately 190 hours of planned time offline in the fourth quarter of 2022.

Preliminary Financial and Operating Results

The preliminary financial and operating results set forth above for the three months ended September 30, 2022, reflect preliminary estimates with respect to such results based solely on currently available information, which is subject to change. Readers are cautioned not to place undue reliance on such preliminary results which are unaudited and constitute forward-looking statements. Greenidge has not completed its standard closing process, including the completion of all of its controls procedures, which could identify adjustments causing the actual results to be different from the expectations presented in this release. These estimates should not be viewed as a substitute for Greenidge’s full quarterly financial statements for the three months ended September 30, 2022, which will be prepared in accordance with U.S. GAAP.

About Greenidge Generation Holdings Inc.

Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated cryptocurrency datacenter and power generation company. Greenidge is committed to 100% carbon-neutral datacenter operations at all of its locations by utilizing low-carbon sources of energy and offsetting its carbon footprint.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future, such as statements concerning (i) the development of facilities in South Carolina and New York, (ii) future mining capacity, (iii) future electrical capacity, (iv) future liquidity, (v) the ability to obtain future debt or equity financing, and (vi) planned offline time at Greenidge’s facility in Dresden, New York are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2021, in Part II, Item 1A. “Risk Factors” of Greenidge’s Quarterly Report on Form 10-Q for the period ended June 30, 2022, and its other filings with the Securities and Exchange Commission, as well as statements about or relating to or otherwise affected by the completion of management’s final review of the financial results and Greenidge’s other closing procedures. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Use of Non-GAAP Information

To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release certain non-GAAP operating performance measures of Adjusted EBITDA and LTM Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to costs associated with the merger with Support.com, costs of becoming a public company (which included the costs of a corporate reorganization from an LLC, public registration of shares and associated costs), business expansion costs, impairments of goodwill and long-lived assets, gains or losses from the sales of long-lived assets and remeasurement of environmental liabilities. LTM Adjusted EBITDA is Adjusted EBITDA over the last twelve-month period. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP. A reconciliation of the non-GAAP financial measures to U.S. GAAP results is included herein.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis. You should review the reconciliation of net loss to EBITDA and Adjusted EBITDA below and not rely on any single financial measure to evaluate Greenidge’s business.

The following table reconciles the expected ranges of net loss to the expected ranges of EBITDA, Adjusted EBITDA for the three months ended September 30, 2022 and LTM Adjusted EBITDA (in millions, unaudited):

			Six Months Ended		Trailing 12 Months
Amounts denoted in millions	Q3 2022		June 30, 2022	Q4 2021	Ended Septemebr 30, 2022
EBITDA and Adjusted EBITDA	Low	High			Low	High
Net income (loss)	$(22)	$(20)	$(108)	$(41)	$(171)	$(169)
Provision for income taxes	—	—	15	3	18	18
Interest expense, net	5	5	10	2	17	17
Depreciation and amortization	13	13	9	4	26	26

EBITDA	$(4)	$(2)	$(74)	$(32)	$(110)	$(108)
Stock-based compensation	—	—	1	2	3	3
Goodwill and long-lived asset impairment charges	—	—	71	42	113	113
Merger and other costs (a)	—	—	1	1	2	2
Expansion costs (b)	—	—	2	2	4	4
Remeasurement of environmental liability	—	—	11	4	15	15
loss on sale of long-lived assets	1	1	—	—	1	1

Adjusted EBITDA	$(3)	$(1)	$12	$19	$28	$30

(a)	Merger and other costs are associated with the merger with Support.com as well as legal and other professional fees associated with the merger and becoming a public company.
(b)	Expansion costs are costs associated with Greenidge’s expansion into its property in South Carolina and other studies associated with possible expansion opportunities.

For further information, please contact:

Investor Relations

investorrelations@greenidge.com

Media Inquiries

media@greenidge.com

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